STEADMAN ASSOCIATED FUND
1730 K Street, N.W.
Washington, D.C. 20006
1-800-424-8570
202-223-1000 Washington, D.C. area

Transfer Agent
Steadman Security Corporation
1730 K Street, N.W.
Washington, D.C. 20006

Custodian
NationsBank Trust Company, N.A.
1501 Pennsylvania Ave., N.W.
Washington, D.C. 20013

Independent Accountants
Coopers & Lybrand L.L.P.
1800 M Street, N.W.
Washington, D.C. 20036

For more information about
Steadman Associated Fund,
account information or daily
Net Asset Values, call:

Shareholder Services
1-800-424-8570
202-223-1000 Washington, D.C. area


                                   STEADMAN

                                  Associated
                                     Fund

                                  SEMI-ANNUAL
                                    REPORT
                               December 31, 1995

                         Steadman NO LOAD Mutual Fund

         [LOGO]   STEADMAN SECURITY
                  CORPORATION

================================================================================
Fellow Shareholders:

     The national economy is in an extensive transformation. This in large measure is attributable to opportunities for creative endeavor of exceptional magnitude provided by technological discovery and invention. These are changes in the application of productive resources. Revised methods for industrial and farm production have brought forth increased output with beneficial results across a broad field of enterprise. The pace of this process quickened many years ago and with the advent of the computer shifted into gear. The efficiencies made possible by scientific achievement have also opened the way for many enterprises to produce more with less, i.e., smaller facilities and fewer employees. The widely reported downsizing for companies large and small bears evidence of this. Such events have resulted in plant closings and employee reductions. The consequent effect is reflected in consumer and potential home buyer attitudes where an atmosphere of restraint has become apparent. This is also felt in car sales and other so-called big ticket household items such as refrigerators, dishwashers, floor coverings, and air conditioning.

     The economy is expressing a correlative response to what is termed progress and that sometimes causes economic dislocation, and also requires constant adjustment which we endeavor to provide. One such example is seen in the area of demographics. We have as a result of various scientific and other improvements a society in which people are living longer. The ratio of older to younger is also changing. In the United States by the year 2010 those older than 50 will outnumber younger people 96 million to 74 million. This kind of development will affect many industries. For as our population ages needs and desires also change. It is also true that women are entering the work force at a slower rate than previously. This will be shown in its effect upon the apparel industry as the need for additional outfits diminishes.

     The housing industry continues in a slump even though mortgage rates are at the lowest levels in two years. People generally are less willing to make financial commitments than they were a year ago. They see their neighbors being laid off or retired and fear this may happen to them. The Commerce Department reported this past January 23 that the rise in personal income was the lowest since August 1995, when it remained unchanged from the previous month.

     Fund shareholders can receive guidance as to management's estimate of market opportunity by a study of the portfolio holdings of the Fund at any time. The overview of the economy outlined at the beginning of this message indicates a less favorable outlook for stocks in the retail, home building and related sectors. More pleasing results we believe can be realized at this time in the technological and financial sectors of business where we presently have invested much of the Fund's resources.

     The national economy continues to benefit generally from a low level of inflation, and there appears little or no reason for any adverse change in this condition. Productivity in manufacture with output per man-hour being maintained at high levels will buttress this conclusion. Labor relations are calm with strikes at their lowest level in 50 years, and this also supports economic stability.

     The economy has been slowing down during the past year with growth below expectations. This in the absence of inflation risk has provided the Federal Reserve an opportunity to supply the stimulus it did January 31, 1996. The Federal Reserve dropped the short-term rates a quarter percentage point. This of course was a cautious move, but the Fed acknowledged for the first time in its statement accompanying this rate cut that the economy is not moving ahead as expected. This may forecast another rate decrease in the near term.

     This rate reduction and continued low level of inflation will give a steady underpinning for the market and offer assurance for investors.

     Thank you again for your continued confidence.

                                     Sincerely,


                                     /s/ Charles W. Steadman
                                     Charles W. Steadman
                                     Chairman of the Board of
                                       Trustees and President

================================================================================

================================================================================

                            STEADMAN ASSOCIATED FUND

                            PORTFOLIO OF INVESTMENTS
                               December 31, 1995
                                  (Unaudited)
                                                       Value
                                         Shares       (Note 1)
                                         ------       --------
COMMON STOCKS -  99.6%
Bank - 11.4%
     Chase Manhattan Warrants (a)....... 19,000       $496,375
                                                      --------
     Total Bank.........................               496,375
                                                      --------
Communications Equipment - 11.1%
     Motorola...........................  2,500        142,500
     Precision Systems (a).............. 25,000        337,500
                                                      --------
     Total Communications Equipment.....               480,000
                                                      --------
Computer - 17.2%
     Compaq (a).........................  2,500        120,000
     Hewlett Packard....................  5,000        418,750
     Silicon Graphics (a)...............  7,500        206,250
                                                      --------
     Total Computer.....................               745,000
                                                      --------
Computer Storage Equipment - 10.7%
     Conner Peripherals (a).............  8,500        178,500
     Seagate Technology (a).............  6,000        285,000
                                                      --------
     Total Computer Storage Equipment...               463,500
                                                      --------
Computer Software - 15.2%
     Microsoft Corp. (a)................  7,500        658,125
                                                      --------
     Total Computer Software............               658,125
                                                      --------
Computer Systems Design - 3.7%
     Sun Microsystems (a)...............  3,500        159,688
                                                      --------
     Total Computer Systems Design......               159,688
                                                      --------
Credit Institution - 6.4%
     Travelers Group Warrants (a)....... 10,000        276,250
                                                      --------
     Total Credit Institution...........               276,250
                                                      --------
Drug - 2.2%
     Regeneron Pharmaceuticals (a)......  7,500         95,625
                                                    ----------
     Total Drug.........................                95,625
                                                    ----------
Medical Instruments - 2.8%
     Boston Scientific (a)..............  2,500        122,500
                                                    ----------
     Total Medical Instruments                         122,500
                                                    ----------
================================================================================

================================================================================
                            STEADMAN ASSOCIATED FUND

                            PORTFOLIO OF INVESTMENTS
                               December 31, 1995
                                  (Unaudited)

                                                       Value
                                         Shares       (Note 1)
                                         ------       --------

Motor Vehicles - 5.7%
     General Motors "H".................  5,000        245,625
                                                    ----------
     Total Motor Vehicles...............               245,625
                                                    ----------
Semiconductor - 5.7%
     Intel Corp.........................  2,500        141,875
                                                    ----------
     Intel Corp. Warrants (a)...........  4,000        107,000
                                                    ----------
     Total Semiconductor................               248,875
                                                    ----------
Special Industry Machinery - 4.5%
     Applied Materials (a)..............  5,000        196,875
                                                    ----------
     Total Special Industry Machinery...               196,875
                                                    ----------
Tel. and Tel. Apparatus - 3.0%
     DSC Communications (a).............  3,500        129,062
                                                    ----------
     Total Tel. and Tel. Apparatus......               129,062
                                                    ----------

Total Common Stocks (Cost $4,039,548)...             4,317,500
                                                    ----------

CALL OPTIONS PURCHASED - .4%

American Tel. and Tel. 7/19/96 at $70... 10,000         18,750
                                                    ----------
     Total Call Options Purchased
       (Cost $35,600)...................                18,750
                                                    ----------
     Total Portfolio of Investments
       (Cost $4,075,148)................            $4,336,250
                                                    ==========


(a)  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.
================================================================================

================================================================================
                            STEADMAN ASSOCIATED FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1995
                                  (Unaudited)

Assets:
     Investments at value (Cost $4,075,148) (Note 1)...   $ 4,336,250
     Cash and cash equivalents.........................       335,305
     Receivable for securities sold....................             0
     Interest and dividends receivable (Note 1)........         2,425
                                                          -----------
     Total Assets......................................     4,693,980
                                                          -----------

Liabilities:
     Payable for investments purchased.................             0
     Accounts payable and accrued expenses.............         9,865
     Investment advisory and service fees payable
       (Note 4)........................................         7,550
     Other payable to affiliate (Note 4)...............        17,911
     Payable for Trust shares redeemed.................             0
                                                          -----------
     Total Liabilities.................................        35,326
                                                          -----------

Net Assets.............................................   $ 4,658,654
                                                          ===========


Net assets consist of:
     Undistributed net investment loss..................  $(4,463,794)
     Unrealized appreciation of investments.............      261,103
     Accumulated net realized losses from security
       transactions.....................................   (1,389,104)
     Paid-in capital....................................   10,250,449
                                                          -----------
                                                          $ 4,658,654
                                                          ===========


Net asset value, offering price and redemption
   price per share ($4,658,654 / 7,187,084 shares
   of no per value trust shares)........................  $      0.65
                                                          ===========
================================================================================

                           STEADMAN ASSOCIATED FUND

                           STATEMENTS OF OPERATIONS

                                                                   For the 6 months       For the period
                                                                    ended December        October 1, 1994
                                                                    31, 1996 /(1)/      through June 30,1995*
                                                                   ----------------     --------------------
Investment Income:
     Dividends.......................................................   $  15,207             $  72,551
     Interest........................................................       6,030                28,206
                                                                        ---------             ---------
     Total income....................................................      21,237               100,757
                                                                        ---------             ---------

Expenses:
     Salaries and employee benefits (Note 4).........................      94,237               148,188
     Professional fees...............................................      42,844                38,543
     Investment advisory fee (Note 4)................................      27,953                41,902
     Shareholder servicing fee (Note 4)..............................      21,215                33,620
     Rent............................................................      16,112                24,587
     Miscellaneous...................................................      10,027                10,550
     Blue Sky Registration Fees......................................       7,820                 9,050
     Reporters to shareholders.......................................       6,081                 7,717
     Custodian fees..................................................       5,500                 8,212
     Computer Services...............................................       3,979                14,381
     Trustees' fees and expenses (Note 4)............................       1,739                 4,386
                                                                        ---------             ---------
     Total expenses..................................................     237,507               341,136
                                                                        ---------             ---------
     Net investment loss.............................................    (216,270)             (240,379)
                                                                        ---------             ---------

Realized and Unrealized Gain (Loss) on Investments
 (Notes 1 and 3):
     Net realized gain (loss) from investment transactions...........     255,063              (451,689)
     Change in unrealized appreciation of investments................    (609,670)              689,335
                                                                        ---------             ---------
     Net gain (loss) on investments..................................    (354,607)              237,646
                                                                        ---------             ---------
     Net decrease in net assets resulting from operations............   $(570,877)            $  (2,733)
                                                                        =========             =========

(1)  Unaudited
*    The Fund's fiscal year-end was changed to June 30.

   The accompanying notes are an integral part of the financial statements.

================================================================================

================================================================================
                            STEADMAN ASSOCIATED FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                            For the 6     For the period    For the year
                                                           months ended      October 1,         ended
                                                           December 31,     1994 through    September 30,
                                                            1995/(1)/      June 30, 1995*       1994
                                                           ------------    -------------    ------------
Decrease in net assets from operations:
     Net investment loss.................................   $  (216,270)     $ (240,379)    $  (450,758)
     Net realized gain (loss) from investment
      transactions.......................................       255,063        (451,689)     (1,192,478)
     Change in unrealized
      appreciation/depreciation..........................      (609,670)        689,335         232,086
                                                            -----------      ----------     -----------
         Net decrease in net assets resulting
           from operations...............................      (570,877)         (2,733)     (1,411,150)
Decrease in net assets from trust share
 transactions (Note 2)...................................      (505,590)        (568,786)      (1,125,963)
                                                            -----------       ----------      -----------
     Decrease in net assets..............................    (1,076,467)        (571,519)      (2,537,113)

Net assets at beginning of period........................     5,735,121        6,306,640        8,843,753
                                                            -----------       ----------      -----------
Net assets at end of period (including
 accumulated net investment loss of $4,463,794,
 $4,247,524 and $-0- respectively).......................   $ 4,658,654       $5,735,121      $ 6,306,640
                                                            ===========       ==========      ===========

(1)  Unaudited
*    The Fund's fiscal year-end was changed to June 30.

    The accompanying notes are an integral part of the financial statements.
================================================================================

================================================================================
                            STEADMAN ASSOCIATED FUND

                              FINANCIAL HIGHLIGHTS

                                                                           For the
                                                                           period
                                                        For the 6        October 1,
                                                      months ended      1994 through
                                                   December 31 /(1)/       June 30         For the years ended September 30
                                                   ----------------     ------------      -----------------------------------
                                                          1995              1995*         1994       1993      1992      1991
                                                          ----              ----          ----       ----      ----      ----
Per Share Operating Performance:
  Net asset value, beginning of period................    $.73                $.72        $.87       $.64      $.67      $.57
                                                          ----               ----         ----       ----      ----      ----
    Net investment loss...............................    (.03)               (.03)       (.08)      (.05)     (.03)     (.02)
    Net realized and unrealized gain (loss)
     on investments...................................    (.05)                .04        (.07)       .28        --       .12
                                                          ----                ----        ----       ----      ----      ----
   Total from investment operations...................    (.08)                .01        (.15)       .23      (.03)      .10
                                                          ----                ----        ----       ----      ----      ----
  Net asset value, end of period......................    $.65                $.73        $.72       $.87      $.64      $.67
                                                          ====                ====        ====       ====      ====      ====
Ratios/Supplemental Data:
Total return..........................................  (21.92)%**            1.85%**   (17.24)%      35.9%    (4.5)%   (17.5)%
Ratio of expenses to average net assets...............    8.56 %**            8.17%*       7.76%      5.79%     6.92%     7.16%
Ratio of net investment income (loss) to
 average net assets...................................   (7.80)%**          (7.23)%**    (6.09)%    (4.63)%   (5.14)%   (3.29)%
Portfolio turnover rate...............................      338%**             505%**       241%       300%      301%      267%
Net assets, end of period (in thousands)..............    $4,658            $ 5,735       $6,307     $8,844    $7,254    $8,539

(1)  Unaudited
*    The Fund's fiscal year-end was changed to June 30.
**   Annualized


    The accompanying notes are an integral part of the financial statements.
================================================================================

================================================================================
                            STEADMAN ASSOCIATED FUND

Notes to Financial Statements

1.   Significant accounting policies

     Steadman Associated Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

     Security valuation

     Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Investments for which no sale was reported on that date are valued at the mean between the latest bid and asked prices. All cash and cash equivalents are invested in a single money market fund maintained by the investment custodian.

     Security transactions and investment income.

     Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis.

     Income taxes

     The Fund is subject to income taxes in years when it does not qualify as a regulated investment company under subchapter M of the Internal Revenue Code. The Fund accounts for income taxes using the liability method, whereby deferred tax assets and liabilities arise from the tax effect of temporary differences between the financial statement and taxes bases of assets and liabilities, measured using presently enacted tax rates. If it is more likely than not that some portion or all of a deferred tax asset will not be realized, a valuation allowance is recognized.

     Fiscal Year
     During 1995, the Fund changed its fiscal year end from September 30 to June 30.

     Components of net assets

     In accordance with Statement of Position 93-2 "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distribution by Investment Companies," the Fund reclassified to paid-in capital permanent differences between tax and financial reporting of net investment loss and net realized gains/losses. The results of operations and net assets are not affected by these reclassifications.

================================================================================

================================================================================

                            STEADMAN ASSOCIATED FUND



2.Trust shares

     The Trust Indenture does not specify a limit to the number of shares which may be issued. Transactions in trust shares were as follows:

                                              For the period October 1,
                    For the 6 months ended     1994 through June 30,         For the year ended
                      December 31, 1995                 1995                 September 30, 1994

                     Shares       Amount        Shares         Amount       Shares        Amount
                   -----------  -----------  -------------  ------------  -----------  ------------
Shares sold.......      - 0 -    $   - 0 -            581     $     413        - 0 -   $     - 0 -
Shares
 redeemed.........   (688,731)    (505,590)      (845,933)     (569,199)  (1,426,814)   (1,125,963)
                    ---------    ---------      ---------     ---------   ----------   -----------
   Net decrease...   (688,731)   $(505,590)      (845,352)    $(568,786)  (1,426,814)  $(1,125,963)
                                 =========                    =========                ===========

Shares
 Outstanding:
Beginning of
 period..........   7,875,815                   8,721,167                 10,147,981
                    ---------                   ---------                 ----------
End of period....   7,187,084                   7,875,815                  8,721,167
                    =========                   =========                 ==========

3.Purchases and sales of securities

     During the six months ended December 31, 1995, purchases and proceeds from sales of investment securities aggregated $9,003,019 and $9,689,178 respectively. Unrealized appreciation of investments aggregated $261,103 of which $463,930 related to gross unrealized appreciation and $202,827 related to gross unrealized depreciation.

4.Investment advisory fee and transactions with affiliates

     Steadman Security Corporation (SSC) has provided advisory services under an agreement which first became effective in 1972. On February 28, 1984, at the Annual Meeting of the shareholders, a new Investment Advisory Agreement was approved. Under the new advisory agreement SSC will continue to provide the same services it provided under the same terms and conditions of the previous agreement. The agreement will continue in effect subject to the annual approval by the Board of Trustees or by a majority of the outstanding voting securities of the Fund. The fee for investment advisory services is based on 1% of the first $35,000,000 of the average daily net assets of the Fund, 7/8 of 1% on the next $35,000,000 and 3/4 of 1% on all sums in excess thereof. In addition to the investment advisory fee, SSC received fees from the Fund for the performance of delegated services (dividend disbursing agent and transfer agent) as defined in the Trust Indenture, as amended. The fee for such services was computed on the basis of the number of shareholder accounts calculated as of the last business day of each month at $1.35 per accounts. SSC received reimbursements from the Fund for the salaries and benefits of its employees who perform functions other than investment advisory and shareholder service functions for the Fund. Certain officers and trustees of the Fund are "affiliated persons" of the Investment Adviser, as defined by the Investment Company Act of 1940.

================================================================================

================================================================================

                        This page intentionally blank.

================================================================================

================================================================================

                        This page intentionally blank.

================================================================================